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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-74840, No. 33-74842, No. 333-41102, and
No. 333-41100) of Fechtor, Detwiler, Mitchell & Co. and subsidiaries of our report dated February 27, 2001 relating to the financial statements which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 27, 2001